As filed with the Securities and Exchange Commission on June 28, 1999
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
             -------------------------------------------------------
                             REGISTRATION STATEMENT
                                   ON FORM S-8
                                      Under
                           THE SECURITIES ACT OF 1933

                            ONHEALTH NETWORK COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      WASHINGTON                    7372                       41-1686038
(State of incorporation    Primary Standard Industrial       (IRS Employer
   or organization)        Classification Code Number      Identification No.)


                          808 HOWELL STREET, SUITE 400
                            SEATTLE, WASHINGTON 98101
                                 (206) 583-0100
--------------------------------------------------------------------------------
        (Address, including zip code, and telephone number including area code, of registrant's principal executive office)

                   ROBERT N. GOODMAN, CHIEF EXECUTIVE OFFICER
--------------------------------------------------------------------------------
                          808 HOWELL STREET, SUITE 400
                            SEATTLE, WASHINGTON 98101
                                 (206) 583-0100
--------------------------------------------------------------------------------
              (Address of registrant's Principal Executive Offices)

                 ONHEALTH NETWORK COMPANY 1997 STOCK OPTION PLAN
                            (Full title of the plan)
                    ----------------------------------------
                                MICHAEL D. CONWAY
                                 VICE PRESIDENT
                          808 HOWELL STREET, SUITE 400
                            SEATTLE, WASHINGTON 98101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                        Copies of all communications to:

                                 C. Kent Carlson
                            Christopher H. Cunningham
                            Preston Gates & Ellis LLP
                          5000 Columbia Seafirst Center
                                701 Fifth Avenue
                                Seattle, WA 98104
                                 (206) 623-7580

Title of each class of                            Proposed maximum       Proposed maximum
   securities to be          Amount to be        offering price per     aggregate offering          Amount of
      registered              registered               share*                 price*            registration fee*
------------------------     ------------        ------------------     ------------------      -----------------
 Common shares par
      value $.01               3,000,000               $8.5625             $25,687,500            $7,141.13

         *Estimated pursuant to Rule 457(c) solely for purposes of calculating amount of registration fee, based upon the average of the high and low prices reported on June 24, 1999, as reported on the Nasdaq Stock Market.

The  Exhibit  Index  appears  after  the  Signature  Page of  this  Registration
Statement.

                           INCORPORATION BY REFERENCE

         Pursuant to General Instruction E to Form S-8, the contents of the Registration Statement filed by OnHealth Network Company (the "Company") under Registration Number 333-70147, with respect to securities offered pursuant to the Company's 1997 Stock Option Plan, as amended (the "Plan"), are hereby incorporated by reference herein, and the opinions and consents listed below are annexed hereto:


    EXHIBIT NUMBER                           DESCRIPTION
    --------------         ---------------------------------------------------
         5                 Opinion of Counsel regarding legality

         23.1              Consent of Ernst & Young LLP, Independent Auditors

         23.2              Consent of Counsel (included in Exhibit 5)

         24                Power of Attorney (Contained within Signature Page)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on this 24th day of June, 1999.


                                          ONHEALTH NETWORK COMPANY

                                          \s\ ROBERT N. GOODMAN
                                          -------------------------------------
                                          Robert N. Goodman
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert N. Goodman, his or her attorney-in-fact, for him or her in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURES                                     TITLE                     DATE

--------------------------------       ---------------------------            ---------------

  \s\ROBERT N. GOODMAN                 President, Chief Executive              June 21, 1999
--------------------------------       Officer, Director (Principal
   Robert N. Goodman                   Executive Officer)


  \s\ MICHAEL D. CONWAY                Vice President                          June 21, 1999
--------------------------------       Finance(Principal Financial and
    Michael D. Conway                  Accounting Officer)


  \s\ MICHAEL A. BROCHU                Chairman of the Board of                June 21, 1999
--------------------------------       Directors
    Michael A. Brochu


  \s\ ANN KIRSCHNER
--------------------------------       Director                                June 21, 1999
    Ann Kirschner


  \s\ RAM SHRIRAM
-------------------------------        Director                                June 21, 1999
    Ram Shriram


  \s\ RICK THOMPSON                    Director                                June 21, 1999
--------------------------------
    Rick Thompson


                                INDEX TO EXHIBITS

    EXHIBIT NUMBER                         DESCRIPTION
    --------------         --------------------------------------------
         5                 Opinion of Counsel regarding legality

         23.1              Consent of Ernst & Young LLP, Independent Auditors

         23.2              Consent of Counsel (included in Exhibit 5)

         24                Power of Attorney (Contained within Signature Page)